JONES LANG LASALLE®

Real value in a changing world

Investor Presentation February 2012 ..45,500 employees….200 offices….70 countries….1 global platform.. Exhibit 99.1

Table of Contents I. Company Description II. Global Growth Strategy III. Financial Overview IV. Appendix 2

Company Description

Property & Facility Mgmt. 24%
LaSalle Inv. Mgmt. 8%
Advisory & Other 10%
Project & Development Services 12%
Capital Markets 13%
Leasing 33%

Jones Lang LaSalle

Global real estate services Premier global investment manager
•
LaSalle Investment Management provides outstanding
performance and service for clients with global real estate
investment portfolios
Shareholder opportunity
Jones Lang LaSalle
Shareholder value
2011 Revenue =
$3.6 billion

Value creating real estate services and investment management firm
•
Investment expertise including core, value
add, opportunistic and private investing
across major property types
•
More than 300 institutional clients worldwide
•
Leading global markets positions
•
Consolidator in a consolidating industry
•
Productivity and margin expansion
•
Strategic, fully integrated services for real estate
owners, occupiers and investors
•
Productivity and cost solutions for corporate clients
seeking to optimize space and location
•
Industry leader recognized for deep market
knowledge and execution expertise
•
Strong cash-generating business model
•
Revenue growth
•
Investment-grade balance sheet
•
Effective tax and interest expense management

Jones Lang Wootton founded in London
1783 1968 1997 1999
LaSalle Partners founded, operating primarily in the Americas
LaSalle Partners initial public offering
LaSalle Partners and Jones Lang Wootton merge to create Jones Lang LaSalle
Integrated global platform (NYSE ticker “JLL”)
Transformational M&A Extends Market Positions
2011 2008
The Staubach Company and Jones Lang LaSalle combine operations
Largest merger in JLL history transforms U.S. local markets position

King Sturge (est. 1760) and Jones Lang LaSalle merge EMEA operations
Enhances strength and depth of service capabilities in the UK and EMEA
1760
14% compound annual revenue growth rate since 1999 merger between LaSalle Partners and JLW
1957
Jones Lang Wootton expands into Asia Pacific
2007
Jones Lang LaSalle acquires Meghraj Property Consultants Private Ltd. (est. 1995)
Establishes dominant market leading position in India

U.K. 13%
France 5%
Germany 4%
Other Europe 7%
Australia 7%
Greater China (incl. Hong Kong) 6%
Japan 4%
India 4%
Singapore 3%
Other Global 5%
United States 42%

2011 WORLD'S MOST ETHICAL COMPANIES WWW.ETHISPHERE.COM
FORTUNE WORLD'S MOST ADMIRED COMPANIES 2011
2011 The Global Outsourcing 100 IAOP
ENERGY STAR AWARD 2011 PARTNER OF THE YEAR
EUROMONEY Real Estate Awards 2009
2008 Global PERE Awards Global Firm of the Year

Jones Lang LaSalle

Leading Brand Well Positioned for Growth

Market
Trends
Emerging markets
to lead global
expansion
Demand for
local and global
services
Outsourcing
growth
continues
Top performers
winning investor
mandates
Industry
consolidation
2011 Revenue = $3.6B Jones Lang LaSalle Opportunity
•
Capitalize on leading global markets positions for
improved transactional and annuity revenue
•
Continue Corporate Solutions leadership; capture
emerging sectors (e.g. Healthcare, Infrastructure)
•
Leverage LaSalle’s investment performance and
client loyalty for continued wins and capital raising
•
Pursue growth within G5 strategy and financial
objectives

Global Growth Strategy

Jones Lang LaSalle Global Growth Strategy
G2 G1
G4 G3
G5
Connections
Build our local and regional
leasing and capital markets
businesses
Strengthen our winning
positions in Corporate
Solutions
Capture the leading
share of global capital
Grow LaSalle Investment
Management’s leadership
position
flows for investment sales

$192
$236
$760
$159
$203
$638
$108
$173
$500
$133
$247
$373
$125
$227
$241
2007
2008
2009
2010
2011

Jones Lang LaSalle

as of Q4 2011
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Leasing
$593
$781
$753
($ in millions)
$1,000
JLL Leasing Revenue JLL Property Clock
SM
– Leasing Values
$1,188
Dubai
San Francisco
Berlin
Dallas, New York
Atlanta, Washington DC
Johannesburg, Frankfurt, Tokyo
Chicago, Rome
Los Angeles, Madrid
Shanghai
Singapore
Hong Kong
Seoul
Mexico City
Brussels
Stockholm
Sao Paulo
Moscow
London, Paris
Sydney
Milan
Beijing
Toronto
Detroit
Mumbai
*
Americas
EMEA
Asia Pacific
*In July 2008, JLL acquired the Staubach Company
with annual revenue of approximately $375 million.

Source: Jones Lang LaSalle

$104
$339
$114
$60
$196
$61
$58
$107
$38
$81
$141
$84
$95
$229
$136
2007
2008
2009
2010
2011

JONES LANG LASALLE

Capital Markets
$557
$317
$203
$306
$460
*
Atlanta
Dallas
Toronto
Mexico City
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Mumbai
Beijing, Stockholm
Shanghai, Washington DC, London
Singapore
Hong Kong
Paris
Milan, New York
Madrid, Seoul, Detroit
Frankfurt
Los Angeles
Berlin, Moscow
Sydney
Chicago
San Francisco
Sao Paulo
Tokyo, Brussels
Americas
EMEA
Asia Pacific
*In May 2011, JLL acquired King Sturge with
annual revenue of approximately $260 million
(approx. 30% from Capital Markets).
as of Q4 2011 ($ in millions)
JLL Capital Markets Revenue JLL Property Clock
SM
– Capital Values

Source: Jones Lang LaSalle

2012 Projected Value Changes for Prime Offices
Click here
to see the complete JLL Global Markets Perspective, including our 2012 outlook

Capital Values Rental Values
+ 10-20%
+ 5-10%
+ 0-5%
- 0-5%
- 5-10%
+ 20%
- 10-20%
Moscow, Shanghai, Mumbai
Sydney, Tokyo
Sao Paulo, New York*
London*, Frankfurt, Paris,
Stockholm, Boston, Chicago,
Los Angeles, Washington DC
Toronto, Tokyo, Moscow
San Francisco, New York*
Sydney, Mumbai, Boston,
Chicago, Los Angeles,
Washington DC, Sao Paulo,
Stockholm
Shanghai, London*, Frankfurt
Dubai
Brussels, Madrid, Mexico City
Brussels, Madrid, Paris
Mexico City
Dubai
Toronto, San Francisco
Hong Kong, Singapore Hong Kong, Singapore
Beijing Beijing
*New York – Midtown, London – West End. Nominal rates in local currency.
Source: Jones Lang LaSalle, January 2012

350
300
250
200
150
100
50
0
Americas
EMEA
Asia Pacific
2005
2006
2007
2008
2009
2010
2011
2012 Projection

Jones Lang LaSalle

Global Capital Flows for Investment Sales
* EMEA: In US$ terms, unchanged in Euro terms.
Source: Jones Lang LaSalle, January 2012
Direct Commercial Real Estate Investment, 2005-2012
2012 volumes expected to match 2011, with downside risk

+10-15%
-5-10%*
0%
($ in billions)

60
62
33
38
32
41
35
51
New Wins
Expansions
Renewals
Wins

JONES LANG LASALLE

Corporate Solutions

JLL Service Offerings JLL Client Wins
Competitive
Advantages
Global
Position
Expertise across services & geographies to capitalize on market trends
Space
optimization
Portfolio
transparency
Energy
management
Transformational
outsourcing
Large Corporates
Middle Market
Integrated
Facility
Management
Transaction
Advisory
Services
Project
Management
Lease
Administration
Labwell
Lab
Management
Energy &
Sustainable
Services
Strategic
Consulting
Corporate
Finance /
CMG
Client
Relationship
Management
Corporate
Retail
Services
2010    2011 2010    2011 2010    2011 2010    2011

$300
$250
$200
$150
$100
$50
$0
$127.8
$178.1
$245.1
$277.9
$242.2
$237.5
$245.0
2005
2006
2007
2008
2009
2010
2011

Jones Lang LaSalle

$40.6 B $49.7 B $46.2 B AUM
($ millions)
$39.9 B
2005 to 2011 Advisory Fees: 11% Compound Annual Growth Rate
LaSalle Investment Management
$41.3 B $29.8 B
Global Financial Crisis Stabilized Advisory Fees Building Advisory Fees in Healthy Markets

$47.7 B
Competitive
Advantages
Diversified
global
platform
Investment performance at or above benchmarks for all business segments
Core, Value Add,
Opportunistic,
Public Equity
300+
institutional
clients
Consistent client
services delivery
model
Financial backing
of well-capitalized
parent company

JLL Acquisition Objectives and Transformative Results
The Staubach
Company
King Sturge Meghraj Trinity Funds
Management
Strategy Establish leading U.S. local
market tenant rep position
Strengthen local market
scale, particularly in the U.K.
Augment India corporate business
with leading local presence
Gain scale and credibility
in Australia for LaSalle
Purchase Price $613 million £197 million $60 million A$9 million
Upfront
Consideration
36% 50% 50% 100%
Deferred
Payment terms
5 years 5 years 5 years n/a
EBITDA
multiple
8.0x notional,
7.0x on PV basis
7.5x notional,
7.0x on PV basis
7.5x 4.0x
Strategic
Align with
G5 strategy
Enhance service
delivery for clients
Cultural
alignment
Meet
financial goals
Financial
Profit growth to
shareholders
Neutral to accretive
EBITDA multiples
EPS accretive within
12-18 months
Maintain investment
grade strength

Financial Overview

Asia Pacific 23%
LIM 8%
EMEA 27%
Americas 42%

LIM 18%
Asia Pacific 21%
EMEA 9%
Americas 52%

JONES LANG LASALLE

2010
Consolidated Earnings Scorecard
Note: 2011 adjusted for restructuring and intangible amortization, 2010 adjusted for restructuring and non-cash co-investment charges.

2011
Revenue
$3.6B
Adjusted
Net Income
$215M
US GAAP: $164M
Adjusted
EPS
$4.83
US GAAP: $3.70
Adjusted
Operating Income
$319M
US GAAP: $251M
Adj. Operating
Income Margin
8.9%
US GAAP: 7.0%
$166M $3.77 $267M 9.1%
$2.9B
US GAAP: $158M US GAAP: $3.48 US GAAP: $261M US GAAP: 8.9%
Revenue Contribution
Operating Income Contribution
YoY Growth: 23%
YoY Growth: 18%

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Jones Lang LaSalle

Asia Pacific
FY 2011 Real Estate Services Revenue
($ in millions; % change in USD )
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total RES
Operating Revenue
$760.2
$136.1
$335.6
$178.5
$112.2
$1,522.6
19%
62%
25%
12%
2%
21%
$236.1
$229.1
$152.8
$182.5
$173.5
$974.0
17%
62%
7%
59%
36%
34%
$192.3
$94.8
$364.6
$80.8
$83.8
$816.3
22%
16%
20%
27%
17%
20%
$1,188.6
$460.0
$853.0
$441.8
$369.5
$3,312.9
19%
50%
19%
31%
20%
24%
Total RES
Revenue
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses).

30%
25%
20%
15%
10%
5%
0%
Target: 12-14%
Target: 8-10%
Target: 10-12%
Target: >20%
Target: 12%
05 06 07 … 10 11
Americas
EMEA (1)
Asia Pacific (2)
LIM (3)
Consolidated

JONES LANG LASALLE

Adjusted Operating Income and Medium Term Targets

Segment Contribution Consolidated
(1)
2011 Operating income for EMEA adjusted for intangible amortization related to the King Sturge acquisition.
(3)
2006 Operating income for LIM adjusted to exclude a large incentive fee from a single client; 2010 Operating income adjusted to exclude non-cash co-investment charges.
(2)
2007 Operating income for Asia Pacific adjusted to exclude a large incentive fee from a single client.

United States 92%
Brazil 3%
Canada 1%
Mexico 1%
Other Americas 3%

JONES LANG LASALLE

Americas Real Estate Services

2011
Segment
Profile
•
Strong leasing performance with increased
market share and productivity; revenue up 21%
•
Robust Capital Markets growth driven by
enhanced teams and broadened service offering;
well-positioned to capture recovering markets
•
High margin Corporate Solutions business with
annuity-like revenue
•
Focus for 2012 on productivity gains and margin
improvement
Performance and Priorities
Revenue
$1,525M
Operating Income
$163M
Operating Income
Margin
10.7%
EBITDA
$201M
EBITDA Margin
13.2%
2011 Americas Contribution: 42% of Total Firm Revenue, 52% of Adjusted Operating Income

France
17%
Germany
13%
Russia 5%
Spain 5%
Holland 3%
Belgium 3%
Italy 2%
MENA 2%
Other
EMEA 10%
U.K. 40%

JONES LANG LASALLE

EMEA Real Estate Services

2011
Segment
Profile
•
Successful 2011 integration of King Sturge;
particularly strong performance in Capital
Markets and Advisory
•
Improved profitability in large markets (e.g. UK,
Germany) and stabilized performance from
previous loss-makers
•
Eurozone crisis impact on 2012 performance
remains unknown; potential to advise banks and
other clients on portfolio repositioning or sales
Revenue
$974M
Adj. Operating
Income
$39M
Adj. Operating
Income Margin
4.0%
EBITDA
$57M
EBITDA Margin
5.9%
2011 EMEA Contribution: 27% of Total Firm Revenue, 9% of Adjusted Operating Income
Note: EMEA results adjusted to exclude intangible amortization related to the King Sturge acquisition.
Performance and Priorities

Greater China (inc. Hong Kong) 24%
India 17%
Japan 12%
Singapore 6%
Thailand 2%
New Zealand 2%
Other Asia 7%
Australia 30%

JONES LANG LASALLE

Asia Pacific Real Estate Services

2011
Segment
Profile
•
Robust revenue and margin growth in 2011
•
Winning Corporate Solutions business provides
profitable, recurring revenue
•
Strong market positions in important developed
markets (Australia, Hong Kong, Singapore)
•
Significant growth opportunities in developing
markets (China, India, Indonesia)
Revenue
$817M
Operating Income
$66M
Operating Income
Margin
8.1%
EBITDA
$78M
EBITDA Margin
9.6%
2011 Asia Pacific Contribution: 23% of Total Firm Revenue, 21% of Adjusted Operating Income
Performance and Priorities

LaSalle Investment Management

2011
Segment
Profile
Revenue
$275M
Operating Income
$57M
Operating Income
Margin
20.7%
EBITDA
$60M
EBITDA Margin
21.7%
2011 LIM Contribution: 8% of Total Firm Revenue, 18% of Adjusted Operating Income
Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $11.9 Above benchmark
Continental Europe $4.3 Return: >1x equity
North America $10.7 Above benchmark
Asia Pacific $9.0 Return: >1x equity
Public Securities $11.8 Above benchmark
Total Q4 2011 AUM $47.7 B
Note: AUM data reported on a one-quarter lag.
Performance and Priorities
•
High margin advisory fees contribute to
operating margin of 21%
•
Maximize incentive fees and equity
earnings from performance of older
vintage funds
•
Capital raising to replace maturing funds
•
Continue winning new separate account
mandates

Credit Facility
Capacity
$1.1B
Solid Cash Flows and Balance Sheet Position
($ in millions)

2011 Key
Highlights
Cash from
Earnings
$311M
Total
Net Debt
$643M
Net Interest
Expense
$35.6M
Investment Grade
Ratings
Baa2
|
BBB-
2011
Q1 Q2 Q3 Q4 FY
Cash from Earnings $42 $81 $68 $120 $311
Change in Working Capital (239) (20) 27 133 (99)
Cash from / (used in) Operations ($197) $61 $95 $253 $212
Primary Uses
Capital Expenses (17) (19) (20) (36) (92)
Acquisitions & Deferred Payment Obligations (25) (210) (162) (19) (416)
Co-Investment (2) 2 (47) 2 (45)
Dividends - (7) - (7) (14)
Net Cash Outflows ($44) ($234) ($229) ($60) ($567)
Net Share Activity & Other Financing (4) (2) (8) (2) (16)
Net Bank Debt Borrowings ($245) ($175) ($142) $191 ($371)
(1)
(1)
Restructuring and acquisition related charges of $16 million and $34 million are included in Q3 and Q4 2011, respectively.
Strong differentiating balance sheet supports business growth and opportunity

Continued growth in corporate
outsourcing
Americas and  Asia real estate
growth tempered by EMEA
uncertainty
Key Takeaways

JLL
Integrated
global
services
Industry leading
research and
market expertise
Superior client
relationship
management
Strong
brand
Investment grade
balance sheet
JLL Actions Market Outlook
Steady institutional capital flows
into global real estate
Leverage global positions to grow market share
and continue client success in local markets
Increase productivity and manage costs to
improve margin
Maintain financial strength and flexibility to
respond to opportunities and challenges
Continue to invest selectively and strategically
to capitalize on market consolidation

Appendix

($ in millions)
Reconciliation of GAAP Net Income to Adjusted Net Income
and Adjusted EPS
Twelve Months Ended
December 31,
2011 2010
GAAP Net income attributable to common
shareholders $    164.0 $    153.5
Shares (in 000s) 44,367 44,084
GAAP earnings per share $    3.70 $    3.48
GAAP Net income attributable to common
shareholders $    164.0 $    153.5
Restructuring and acquisition charges, net 41.9 4.9
Intangible amortization, net 8.6 -
Non-cash co-investment charges, net - 7.9
Adjusted net income $    214.5 $    166.3
Shares (in 000s) 44,367 44,084
Adjusted earnings per share $    4.83 $    3.77

Reconciliation of GAAP Operating Income to Adjusted
Operating Income and Net Income to Adjusted EBITDA
Twelve Months Ended
December 31,
2011 2010
Operating Income $251.2 $260.7
Restructuring and acquisition charges 56.1 6.4
Intangible amortization 11.4 -
Adjusted Operating Income $ 318.7 $267.1
GAAP Net income attributable to
common shareholders $164.0 $153.5
Interest expense, net of interest income 35.6 45.8
Provision for income taxes
56.4              49.0
Depreciation and amortization 82.8 71.6
EBITDA $ 338.8 $ 319.9
Restructuring and acquisition charges 56.1 6.4
Non-cash co-investment charges - 10.4
Adjusted EBITDA $ 394.9 $ 336.7

($ in millions)

Forward looking statements

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of
Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements.
Factors that could cause actual results to differ materially include those discussed under “Business,” “Risk Factors,”
“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and
Qualitative Disclosures about Market Risk,” “Cautionary Note Regarding Forward-Looking Statements” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2010 and in the Quarterly
Report on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors.  Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-
looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.
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